HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042        HV-5776 - PremierSolutions Cornerstone

333-72042        HV-6775 - PremierSolutions Cornerstone (Series II)

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Supplement dated September 30, 2010 to your Prospectus

FUND NAME CHANGE

THE GEORGE PUTNAM FUND OF BOSTON – CLASS A

Effective on September 30, 2010, the following name change is made to your prospectus:

Old Name	New Name

The George Putnam Fund of Boston – Class A	George Putnam Balanced Fund – Class A

As a result of the change, all references to the Old Name in your prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE.